                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

                       Date of Report:  August 15, 1994

                               XTRA Corporation
- - --------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


Delaware                                1-7654                  06-0954158
- - --------------------------------------------------------------------------------
(State or other                   (Commission                (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)

60 State Street, Boston, MA                                     02109
- - --------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)


      Registrant's telephone number including area code:  (617) 367-5000
- - --------------------------------------------------------------------------------



                                     N/A
- - --------------------------------------------------------------------------------

        (Former name or former address, if changed since last report)

        Item 5. Other Events
        -------

        Exhibits are filed herewith in connection with two Registration Statements on Form S-3 (File Nos. 33-43481 and 33-54747) filed by XTRA Corporation and XTRA, Inc. with the Securities and Exchange Commission covering, among other securities, Medium-Term Notes issuable by XTRA, Inc.
under an indenture dated as of August 15, 1994 among XTRA Corporation, XTRA, Inc. and The First National Bank of Boston. The exhibits attached hereto refer specifically to XTRA, Inc.'s issuance and sale from time to time of Medium-Term Notes pursuant to a prospectus supplement dated August 15, 1994 to be filed with the Commission under Rule 424(b)(3).

        Item 7. Exhibits
        -------

        1.     Distribution Agreement for the Medium-Term Notes.

        4.1. Indenture dated as of August 15, 1994 by and among XTRA Corporation, XTRA, Inc. and The First National Bank of Boston.

        4.2.   Form of fixed rate Medium-Term Note.

        4.3.   Form of floating rate Medium-Term Note.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                XTRA Corporation


                                                By: /s/ JAMES R. LAJOIE
                                                   ----------------------------
                                                    James R. Lajoie
                                                    Vice President


DATED: August 15, 1994


                                     -3-